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    Veraz Networks, Inc.

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Veraz Networks, Inc. Announces Receipt of Sufficient Preliminary Proxies to Approve Dialogic Merger

San Jose, California –September 13, 2010 (BUSINESS WIRE). Veraz Networks, Inc. (NASDAQ: VRAZ) a leading provider of Multimedia Generation Network (MGN) application, control, and bandwidth optimization products, announced today, that based upon the receipt of preliminary proxies, Veraz believes that it has sufficient votes to approve its proposed merger with Dialogic Corporation.

“We are pleased to have enough preliminary proxy votes in favor of the merger from our largest shareholders,” said Douglas A. Sabella, CEO and President of Veraz. “The voting agreements and proxies provided by ECI Telecom, Argonaut Holdings, Norwest Venture Partners, Prescott Group, Star Bay Partnerships controlled by Levensohn Venture Partners and members of the Board of Directors and the management team, represent approximately 60% of the outstanding shares of Veraz common stock and all votes were unanimously in favor of the merger with Dialogic. In addition to the approval of the Dialogic merger, we are also pleased that all proxies from shareholders listed above were unanimously voted in favor of all of the other proposals to be voted upon at the September 30, 2010 special meeting of shareholders, including changing Veraz’s name to Dialogic, Inc. and effecting a 5:1 reverse split of the Company’s common stock. At this point, the Company expects the Dialogic merger will close in early October following the special meeting of shareholders.”

The receipt of preliminary proxies is not an official vote. Accordingly, shareholders are encouraged to vote prior to or at the Special Meeting of Shareholders of the Company to be held on Thursday, September 30, 2010 at 9:00 a.m., Pacific Time at the Company’s corporate office located at 926 Rock Avenue, San Jose, California 95131, at which time the Company expects to finalize shareholder approval of the proposals.

About Veraz Networks

Veraz Networks is the leading provider of application, control, and bandwidth optimization products that enable the evolution to the Multimedia Generation Network (MGN). Service providers worldwide use the Veraz MGN portfolio to extend their current application suite and rapidly add customized multimedia services that drive revenue and ensure customer retention. The Veraz MGN separates the control, media, and application layers while unifying management of the network, thereby increasing service provider operating efficiency. Wireline and wireless service providers in over 80 countries have deployed products from the Veraz MGN portfolio, which includes the ControlSwitch(TM), Network-adaptive Border Controller, I-Gate 4000 Media Gateways, the VerazView Management System, and a set of prepackaged applications. For more information regarding the Company, please visitwww.veraznetworks.com.

About Dialogic

Dialogic Corporation is a leading provider of world-class, innovative technologies based on open standards that enable innovative mobile, video, IP, and TDM solutions for Network Service Providers and Enterprise Communication Networks. Dialogic’s customers and partners rely on its leading-edge, flexible components to rapidly deploy value-added solutions around the world. Information about Dialogic is available at http://www.dialogic.com/. Dialogic is a registered trademark of Dialogic Corporation.

Additional Information about the Proposed Merger and Where You Can Find It

Veraz filed a definitive proxy statement with the Securities and Exchange Commission (SEC) on August 5, 2010 in connection with a special meeting of stockholders of Veraz to be held on September 30, 2010 for the purpose of voting on the following proposals: the adoption of the Acquisition Agreement, dated as of May 12, 2010, by and between Veraz and Dialogic; an amendment to Veraz’s certificate of incorporation to effect a reverse stock split of the issued and outstanding shares of Veraz’s common stock, to be effective upon the consummation of the Arrangement or such other time as determined by Veraz’s board of directors; an amendment to Veraz’s certificate of incorporation to change the name of Veraz from “Veraz Networks, Inc.” to “Dialogic Inc.,” to be effective upon the consummation of the Arrangement; and the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting in favor of the other proposals. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Veraz with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Veraz may obtain free copies of the documents filed with the SEC by contacting Veraz’s Investor Relations department at (408) 750-9400 or Investor Relations, Veraz Networks, Inc., 926 Rock Avenue, Suite 20, San Jose, California 95131. You may also read and copy any reports, statements and other information filed by Veraz with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Veraz and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Veraz in favor of the proposed transaction. A list of the names of Veraz’s executive officers and directors, and a description of their respective interests in Veraz, are set forth in the definitive proxy statement for Veraz’s Special Meeting of Stockholders, which was filed with the SEC on August 5, 2010, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

This press release may contain forward-looking statements regarding future events that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include but are not limited to, statements regarding the approval of proposals concerning the merger with Dialogic and other matters to be voted upon by the shareholders of Veraz at the September 30, 2010 meeting and other risks and uncertainties described more fully in our documents filed with or furnished to the SEC. More information about these and other risks that may impact Veraz’ business is set forth in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly report on Form 10-Q for the quarter ended June 30, 2010, each as filed with the SEC. These filings are available on a website maintained by the SEC http://www.sec.gov/. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Investor Relations Contact:

MBS Value Partners

Ron Vidal, 212-750-5800

ron.vidal@mbsvalue.com

Press Contact:

Veraz Networks, Inc.

Dawn Hogh

408-750-9533

dhogh@veraznet.com